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						      File Number:  33-84546
                                               Filed Pursuant to Rule 497(e)
                                               of the Securities Act of 1933


                    Pioneer Fundamental Value VCT Portfolio
                      Supplement dated February 15, 2013
   to Summary Prospectus, Prospectus and Statement of Additional Information
                               Dated May 1, 2012

The Board of Trustees of Pioneer Fundamental Value VCT Portfolio has approved certain changes to the Portfolio's investment objective, strategies and portfolio management. The changes are effective as of May 1, 2013.

Following is a brief description of the changes to the Portfolio:

    . The Portfolio's modified investment objective will be to seek long-term capital growth. The Portfolio will invest primarily in equity securities of U.S. issuers of any market capitalization. The Portfolio's current investment objective is to seek capital appreciation. Current income is a secondary objective. The Portfolio currently invests primarily in equity securities. The Portfolio currently may invest a significant portion of its assets in equity securities of medium-and large-capitalization companies.

    .  The Portfolio will be renamed "Pioneer Disciplined Value VCT Portfolio."

    . Day-to-day management of the fund's portfolio will be the responsibility of John Peckham. Mr. Peckham will be supported by Ashesh Savla and Brian Popiel. The portfolio managers draw upon the research and investment management expertise of the firm's research teams, which provide fundamental and quantitative research on companies on a global basis and include members from Pioneer's affiliate, Pioneer Investment Management Limited. John Peckham, vice president and co-head of equity research - U.S., joined Pioneer in 2002. Ashesh Savla, senior quantitative research analyst, joined Pioneer in 2003. Brian Popiel, fundamental research analyst, joined Pioneer in 2011.

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                                      (c) 2013 Pioneer Funds Distributor, Inc.
                                           Underwriter of Pioneer mutual funds
                                                                   Member SIPC